UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Michael W. Stockton

American Mutual Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

We seek to find value
for our investors.

Special feature page 6

American Mutual Fund®

Annual report for the year ended October 31, 2014

American Mutual Fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	9.12%	12.73%	7.21%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated January 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.77%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.69%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature
6	Finding value in an overvalued market

Contents
1	Letter to investors
3	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
32	Board of trustees and other officers

Fellow investors:

U.S. equities posted strong gains during the fiscal year ended October 31, 2014, with Standard & Poor’s 500 Composite Index finishing the period above the 2,000 mark. Investors were encouraged by improved economic readings, strong corporate earnings and increased mergers-and-acquisitions activity. The market also seemed to adapt well to the gradual slowdown of central bank stimulus as the Federal Reserve wound down its asset-purchase program.

With the stock market rising sharply during the period, American Mutual Fund posted a total return of 14.99%. This trailed the 17.24% return for the unmanaged S&P 500, a broad measure of the U.S. stock market. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and has tended to do better than the S&P 500 in declining markets because dividend-paying holdings are typically less volatile than the overall market.

Over longer periods of time, AMF’s returns have compared more favorably to those of the S&P 500. For the past 10 years, the fund had an average annual total return of 8.15% compared with the index’s 8.20% return. For its more-than-64-year lifetime, AMF has had an average annual total return of 11.79% compared with 11.34% for the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

Holdings in the industrials and utilities sectors made strong contributions to the fund’s returns. Industrials continued to be the fund’s largest area of investment, making up 15.7% of its total net assets. Several firms have benefited from the ongoing increase in corporate spending, including aerospace and defense firms General Dynamics and Lockheed Martin. Both companies have done well with capital management and returning cash to shareholders, making them a good fit for the fund. We are also optimistic about General Dynamics’ business jet division, Gulfstream Aerospace, which continues to grow but whose value has not been fully recognized by the market, in our view. Through our on-the-ground research, we believe that we can identify such situations where hidden value may exist, regardless of the industry (see the related feature starting on page 6).

Elsewhere in the industrials sector, railroad operators CSX and Union Pacific also contributed to the fund’s results during the period. Both companies have continued to steadily increase their dividends as they undergo a decade-long renaissance, driven by improvements in fuel efficiency and pricing relative to other modes of transportation. Among utilities, Exelon advanced after announcing it would acquire Pepco and that the two companies would consolidate their gas and electricity generation businesses into one, making it the leading utility provider in the mid-Atlantic region. We’re also optimistic about Exelon’s nuclear power operations.

The fund’s investments in the health care sector also benefited returns, as biotechnology stocks bounced back from a broad sell-off in the spring. Shares of Amgen rallied after the company received positive data from clinical trials for several new drugs, including a breakthrough therapy to treat leukemia. We believe Amgen has a strong pipeline of drugs that the market continues to underappreciate. The company also has shown a strong commitment to returning cash to shareholders, having consistently increased its dividend. Shares of drug maker AbbVie, which we also believe has a strong product pipeline, rebounded after the firm dropped its bid to acquire overseas rival Shire.

American Mutual Fund	1

Consumer discretionary companies had mixed results, with shares of retailer Home Depot climbing while those of toymaker Mattel declined. Home Depot benefited from strong earnings due to greater operating efficiencies, which management expects will continue to drive results. Mattel, on the other hand, reported disappointing earnings during the year amid an increasingly competitive landscape in the toy industry. In the telecommunication services sector, shares of Verizon Communications lagged the market, but we believe this is only temporary and that the company will continue to post decent earnings growth and return capital to shareholders.

Overall, the fund’s significant investments in companies with higher dividends helped it participate in the market rally as many investors sought yield. While some sectors that traditionally have been sources of dividends have seen valuations increase quite a bit, as discussed in the feature, we believe there are still plenty of attractively valued companies to be found on an individual level. We believe that our robust research operation allows us to identify those firms most likely to increase dividends rapidly, and to invest in them at attractive valuations.

Looking ahead

The U.S. economy continues to expand, albeit at a modest pace. While unemployment has declined, other areas of the economy remain below peak levels, including housing and manufacturing, and many of the country’s largest trading partners are struggling economically. The credit and lending environment also remains somewhat muted. While interest rates are likely to rise gradually over time, the exact timing of any increase in rates by the Fed is uncertain. In normal recoveries, interest rates typically rise as the economy rebounds, and we would expect this pattern to recur now that the Fed has become less active in the market. With this in mind, we remain sensitive to valuation levels.

We also are mindful of other external factors that could impact the market, including events outside of the U.S. — most notably the ongoing tensions in the Middle East and Ukraine. Many of the companies that the fund invests in are global in nature and thus could be impacted by events beyond the U.S.’s borders. We continue to keep a close eye on risk and volatility in the fund, closely considering all aspects of companies before investing in them.

AMF’s portfolio managers are primarily focused on companies that will participate in the market but offer some protection to investors if the market should weaken. Companies that grow earnings and dividends tend to fare better in down markets than those that have less growth. Dividend growth also sends a positive message about a company’s earnings and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders. Even companies that offer a high yield but don’t grow the dividend tend to do less well than those that do when interest rates are rising.

We would like to remind our investors to keep in mind the three objectives of the fund: current income, growth of capital and conservation of principal, the latter of which is especially important during a period of rising interest rates and higher valuations.

We are pleased to report that the number of shareholder accounts in AMF has grown by 3.3% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon

Vice Chairman

William L. Robbins

President

December 8, 2014

For current information about the fund, visit americanfunds.com.

Dividends paid in calendar year 2014

For tax purposes, here are the income dividends Class A shareholders received in calendar year 2014.

Income dividends per share:	$0.170 paid 3/14/14
$0.175 paid 6/13/14
$0.185 paid 9/19/14
$0.185 to be paid on 12/19/14*

The fund will also pay a special dividend from accumulated, undistributed net income and a capital gain distribution on 12/19/14.*

*	Unaudited.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2014, will be mailed to you with your American Funds Tax Guide in late January 2015.

2	American Mutual Fund

The value of a long-term perspective

For more than 64 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — commencement of operations — through October 31, 2014. The table beneath the chart shows the fund’s total return in each of the 64 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $12,749,228.3

Use the table below to estimate the growth of your investment. Let’s say that you have been reinvesting all your dividends and want to know how your investment has done since the end of fiscal 2004. As the table shows, the value of the investment illustrated here was $5.8 million. Since then, it has grown to $12.7 million. Thus, in the same period, the value of your 2004 investment — regardless of its size — also has grown.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment. 1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested capital gain distributions totaling $3,986,157 in the years 1950–2014 and reinvested dividends.
[4]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions taken in shares totaling $611,863 but does not reflect income dividends taken in cash.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $101,035 to buy today what $10,000 bought when the fund began.
[7]	For the period February 21, 1950 (commencement of operations), through October 31, 1950.
[8]	Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982, $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990, $8,996 in 1991, $32,002 in 2009, $20,477 in 2010, $8,128 in 2011, $12,961 in 2012 and $13,600 in 2013.
[9]	Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990, $1,707 in 1991, $3,570 in 2009, $2,199 in 2010, $848 in 2011, $1,319 in 2012 and $1,351 in 2013.

American Mutual Fund	3

Average annual total returns based on a $1,000 investment

(for periods ended October 31, 2014)*

	1 year	5 years	10 years

Class A shares	8.38%	13.74%	7.51%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

$1,000,000

63	1964	1965	1966	1967	1968	1969	1970	1971	1972	1973	1974	1975	1976
1.5	1.7	1.8	2.3	2.6	3.2	3.8	4.2	4.4	4.7	5.1	7.3	7.3	7.9
1.3	71.4	79.9	77.6	92.8	109.6	103.2	93.4	112.9	125.2	124.8	105.1	132.2	167.4
1.0	1.1	1.1	1.4	1.5	1.8	2.1	2.2	2.2	2.3	2.4	3.3	3.1	3.1
9.3	44.6	48.8	46.1	53.6	61.3	55.7	48.1	56.0	59.7	57.1	45.0	53.3	64.3
3.3	2.8	2.6	2.8	3.3	3.4	3.4	4.0	4.7	4.2	4.0	5.8	6.9	6.0
8.3	13.6	9.4	(5.6)	16.3	14.6	(9.2)	(13.6)	16.2	6.7	(4.3)	(21.6)	18.9	20.6
1.6	16.4	12.0	(2.8)	19.6	18.0	(5.8)	(9.6)	20.9	10.9	(0.3)	(15.8)	25.8	26.6

1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989
8.6	10.0	11.3	13.9	16.4	26.8	26.2	26.6	30.1	34.1	39.3	50.0	59.9
176.4	198.9	232.8	303.6	334.1	426.4	544.9	577.2	701.8	913.1	960.9	1,081.2	1,299.8
3.2	3.6	3.9	4.5	5.0	7.8	7.1	6.9	7.4	8.0	8.9	10.8	12.3
64.6	69.1	77.0	95.4	99.9	118.2	143.3	144.4	167.6	209.4	212.1	227.1	259.4
5.1	5.7	5.7	6.0	5.4	8.0	6.2	4.9	5.2	4.9	4.3	5.2	5.5
0.3	7.1	11.3	24.4	4.7	19.6	21.6	1.0	16.4	25.2	0.9	7.3	14.7
5.4	12.8	17.0	30.4	10.1	27.6	27.8	5.9	21.6	30.1	5.2	12.5	20.2

4	American Mutual Fund

American Mutual Fund	5

Finding
value in an
overvalued
market

“Price is what you pay, value is what you get.”

This quote, attributed to Warren Buffett, indicates that the share price and fair value of a company are not always one and the same. Often times, price becomes disconnected from value based on any number of market conditions. For example, in a stock market where investors have been seeking yield, they have been willing to pay a high price for companies with attractive dividend yields, making them even more expensive.

Naturally, value-oriented investors may look elsewhere for income, including newer sources of dividends in sectors with more reasonable valuations, such as industrials and information technology. While these areas hold promise, the investment professionals of American Mutual Fund also continue to find many attractively valued companies in more traditional dividend-paying sectors, such as utilities, as well as in other industries where share prices have risen dramatically, including pharmaceuticals.

“A lot of these companies have done well, so we have to keep looking for those where there is still room for appreciation as we’re searching for yield in this fund,” explains Joyce Gordon, vice chairman and a portfolio manager for AMF. “We’re finding value in the health care and utilities sectors even though a lot of those stocks have risen sharply. There are many good, high-quality companies with attractive yields out there, but we have to use the depth of our research to figure which ones work best for the fund.”

In addition to providing income, companies in these sectors also have growth potential while still offering protection on the downside. These characteristics make them a good fit for a fund like AMF, according to president and portfolio manager Will Robbins, who also points to the oil industry as an increasingly attractive area for investment. “All three sectors pay a nice dividend, which is a big part of total return,” notes Will. “With a combination of decent yields and valuations, many of these companies can provide stability in a down market. There’s a defensive nature to them that doesn’t exist in other high-yielding sectors.”

6	American Mutual Fund

Pharmaceuticals: finding value in an age of innovation

The pharmaceuticals industry is in its most innovative period since the 1990s, thanks in large part to advances in technology and genomics. After a decade of patent expirations and increased regulatory scrutiny, as well as undergoing a wave of consolidation in the 2000s, pharmaceutical companies are now spending more money on research and development (R&D) focused on curing some of the biggest diseases of our time. As a result, pharmaceutical and biotechnology stocks have generated among the highest year-to-date returns of any market segment, leading to lofty valuations for some.

One area where our investment analysts and portfolio managers are finding value is oncology, where new treatments with the potential to cure various cancers have led to some particularly attractive investment opportunities. Among the most revolutionary new approaches is immuno-oncology, which harnesses the patient’s own immune system to recognize and fight cancer. The key is the so-called programmed cell death-1 (PD-1) and programmed cell death-ligand 1 (PD-L1) inhibitors, which could form the backbone of many future cancer therapies and pave the way for big revenue streams at some pharmaceutical firms.

“When you look at the breakthroughs happening in immuno-oncology, it’s stunning,” says analyst Skye Drynan. The approach works in two ways, boosting the immune system while also removing cancer’s ability to hide from it. “The immune system can’t see cancer, which has a cloaking mechanism,” she says. “If you can’t see your enemy, you don’t know it’s there. The PD-1 and PD-L1 inhibitors remove cancer’s ability to hide from the immune system.”

Bristol-Myers Squibb and Merck are two of the companies leading the charge in this area. Both are developing immuno-oncology therapies for a number of different cancers, including skin, lung and breast cancer. “If you think about it, these treatments are the ultimate in personalized medicine, finding and attacking abnormal cells regardless of the type of cancer,” notes Skye. “These drugs are even more effective than the companies thought, and they are getting study results faster because so many patients are enrolling.”

Of the two companies, Bristol-Myers Squibb has done the largest studies and has the broadest immuno-oncology drug portfolio, based on PD-1 inhibitors, but it is not launching its product until next year. Merck, which has a PD-L1 inhibitor, was the first to market; demand has been strong because for many patients the drug is their last or only option. “These cancer patients are not looking for cures, but rather progression-free survival,” explains Skye. “The thought is that once you train the immune system to recognize the abnormal cells, it will keep cancer at bay. But you have to come up with the right combination, which is difficult to do with so many types of cancer.”

However, if successful, Skye says these treatments could become a sort of “drug pipeline within a drug pipeline” because they would have multiple applications for different types of cancer. This is a common trait of most blockbuster drugs that have multibillion-dollar markets, and she expects the same for these immuno-oncology therapies. “For the most common types of cancer, the market could even approach a trillion dollars annually,” she estimates. “But if you don’t have a meaningful drug that works, people are not going to pay for it. We’re seeing higher prices in the market because they are meaningful cures.”

Skye has been working closely with several portfolio managers for AMF in researching and investing in Bristol-Myers Squibb and Merck, which are now two of the fund’s largest health care holdings. Both companies are a good fit for the fund, with dividend yields of 2.5% and 3%, respectively, and while their share prices have risen, she still believes they are a good value and that the market does not fully recognize their potential.

“I see parallels with some of the work I did in the biotechnology industry, which requires extra-rigorous analysis that I’m now applying to more traditional pharmaceutical firms,” says Skye, adding that the lines have become blurred between the two industries, which she often refers to jointly as biopharmaceuticals. “Working with the portfolio managers has been great — they have been asking a lot of really smart questions and are taking the time to understand the opportunities as well as the risks.”

Portfolio manager Dylan Yolles says he has been excited by the progress being made in the fight against cancer,

There are many good, high-quality companies with attractive yields out there, but we have to use the depth of our research to figure which ones work best for the fund.

Joyce Gordon

Vice Chairman and Portfolio Manager

American Mutual Fund	7

especially at Merck. He says a new head of R&D has helped refocus the company on key clinical areas that are driving value, including oncology. Dylan also holds shares of Bristol-Myers Squibb, though he has more concerns about the company’s valuation.

“The pharmaceutical companies we’re investing in now in AMF have compelling drug pipelines and are going after big new opportunities that truly do have a major impact on patients’ lives,” states Dylan, noting that the fund began adding many of them when valuations were much lower, thanks to the foresight of our analysts to look past the problems and to the growth expectations. “These companies have gone through a number of years dealing with patent expirations, declining revenues and flat earnings growth. Now they are finally getting to the end of that period and are coming out with new products in big areas, so earnings should start to grow and dividend increases are likely to follow.”

Oil: lower prices present a buying opportunity

Like the pharmaceuticals industry, one big discovery can change an oil company’s prospects, often with the help of technological innovation. Several companies have made big discoveries of oil and natural gas deposits in recent years and are now bringing those projects to market. These prospects have made a number of oil producers an attractive value for investors, since many companies’ share prices are depressed with the recent decline in global oil prices, which the fund’s investment professionals expect to rebound.

Analyst Lars Reierson says oil prices have fallen amid a perceived weakness in demand and an unexpected surge in production from the Middle East and North Africa, particularly Libya despite the country’s civil war. “One reason oil prices have fallen below $80 per barrel and stayed there is that the market was looking to Saudi Arabia to step in and cut production, but so far the country has remained silent,” states Lars. “I don’t see the weak demand the market perceives, and with Libya being volatile, production could decline significantly. Oil is likely to rise back closer to $100 per barrel, but it’s unclear how long that will take.”

Increased oil production in the U.S. — mostly from shale deposits — has also helped keep prices down. But at the same time, many U.S. companies are benefiting from the boom in shale oil. “It represents a complete breakthrough for them and is an incredible long-term investment opportunity,” Lars says of shale. “The decline in global oil prices has provided us with a buying opportunity that we would not have otherwise gotten. These shale companies will only benefit more as oil prices rebound.”

The company with the most exposure to shale oil that is held in the fund is EOG Resources (0.35% of the fund’s holdings at fiscal year-end), which leads the way in hydraulic fracturing technology and holds some of the best land leases. The company also takes a cautious approach to fracking, which has raised some environmental concerns. However, the fund’s investment professionals do not expect any of these concerns to have a material impact on fracking.

Other major U.S. oil companies held in the fund also have exposure to shale, including Chevron and ConocoPhillips, but that is only part of their investment thesis. In addition to its shale deposits in the Permian Basin of Texas, Chevron has a number of global projects coming online that will help drive its growth over the next few years, including the giant Tengiz oil field in Kazakhstan and a major liquefied natural gas (LNG) project in Australia. The company also has deepwater oil and gas operations off the coast of Nigeria and in the Gulf of Mexico.

“Chevron is expected to grow production by 20% in the next five years, but the company also has plenty of other long-term projects to ensure growth going even further out, including its shale operations,” says Lars, adding that its 3.6% dividend yield is also likely to increase. “Chevron has had superior and consistent dividend growth of about 10% per year over the last decade, including when oil fell to $30 per barrel during the financial crisis. The company’s first priority in capital allocation is to grow its dividend. Chevron has a pristine balance sheet, a deep management team and an outstanding culture.”

ConocoPhillips has undergone restructuring in recent years, spinning off its Phillips 66 refining and marketing division to focus more on oil exploration and production. “ConocoPhillips is now at a happy medium for oil companies — it is not going to grow quite as fast as some of the smaller ones but it still has a substantial

The pharmaceutical companies we’re investing in now in AMF have compelling drug pipelines and are going after big new opportunities that truly do have a major impact on patients’ lives.

Dylan Yolles

Portfolio Manager

8	American Mutual Fund

How American Mutual Fund has fared during market declines*

Total returns for AMF and the S&P 500 (assumes monthly reinvestment of dividends for the S&P 500)

*	Major stock market declines are based on price declines of 15% or more (without dividends reinvested) in the unmanaged S&P 500 with 100% recovery between declines (except for a 77% recovery between 3/9/09 and 4/29/11). There have been periods in which the fund has lagged the S&P 500, particularly in strong markets.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

American Mutual Fund	9

Favorable returns with less volatility

American Mutual Fund strives to meet its objectives. If we look back 10 years, as shown below, the fund has provided comparable or higher returns than those of its three benchmarks. It has been able to accomplish this with lower volatility than its benchmarks.

For the 10-year period ended October 31, 2014

	Average annual total return	Volatility
AMF	8.15%	12.04%
S&P 500	8.20	14.64
Lipper Large-Cap Value Funds Index	7.29	14.86
Lipper Growth and Income Funds Index	6.98	14.49

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns). It is a common measure of absolute volatility that shows how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is an index of 500 large-company stocks selected to represent the stock market. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The Lipper Large-Cap Value Funds Index is an equally weighted index of the 30 largest mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Domestic Equity large-cap floor. The Lipper Growth and Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth orientation with the pursuit of income.

10	American Mutual Fund

dividend yield over 4% that has been rock solid, making it a great fit for AMF,” says Lars. “The company has a big hoard of cash and the new management team wants the market to realize that it’s going to pay a dividend no matter what.”

The fund’s portfolio managers also have been encouraged by the two oil companies’ willingness to pay higher dividends. Will says ConocoPhillips and Chevron have learned from their mistakes and are now making better decisions when it comes to capital allocation. “It had been called into question, but they have since become more disciplined with their spending,” he says. Likewise, Dylan says the companies’ free cash flow has been improving as they get past some of their more capital-intensive projects. “Now that the return on investment has started coming in from these projects, earnings growth should accelerate,” he says. “On top of that, potentially higher oil prices should also provide a tailwind to their share prices.”

Utilities: value opportunities in natural gas and nuclear

More than in any other sector, utilities companies have become expensive as investors have sought them out for their high dividend yields, driving up their valuations. Many of the traditional utilities companies are trading near all-time highs and their price-to-earnings ratios are getting lofty by historical standards. At the same time, these companies still offer attractive yields and downside protection in a volatile market.

“While utilities have gotten pretty expensive, there is always value to be found in any sector,” says Dylan. “One of the reasons to own utilities is that in an economically uncertain world, they are still likely to provide 3.5% dividend yields and grow over time, albeit at a slower pace. But they still look like a compelling investment versus cash, so there is definitely an argument for owning them, and certain subsectors make a stronger case.”

One of those subsectors is natural gas infrastructure, where two companies that operate pipelines have caught the attention of analyst Adam Ward. “When people think about utilities, they traditionally think power lines, but I’ve found a more interesting area where companies have stable cash flows and higher growth rates,” Adam says of his investments in Sempra Energy and Spectra Energy. “Instead of power lines from a wind farm to the city, these firms own pipelines that take natural gas from rural areas to urban centers.”

Natural gas is a key theme for Adam when it comes to investing in the U.S. because the infrastructure is not in place like it is for other sources of energy. “The U.S. is producing more natural gas than had been expected — mostly from fracking —so there is a need for more pipelines to get the gas from point A to point B,” he says, noting that Sempra is building a LNG export facility on the Gulf Coast that will start up in 2018. “Those companies with infrastructure capabilities in place stand to benefit the most from this growth in natural gas, which is a cheaper alternative to oil and coal.”

The dividend yields for Sempra and Spectra are not as high as they are for other traditional utilities companies, but Adam expects them to grow faster.

“I believe the growth runway is long,” he says. “We strategically favor good long-term growth even with a lower starting yield.” Joyce agrees with the strategy and says the companies “make perfect sense” for the fund, adding that Dominion Resources (0.58% of the fund’s holdings at fiscal year-end) is another good fit for the same reasons. “Overall, share prices have risen and are holding at a high level, but we’re still finding opportunities in the utilities sector.”

Another utility firm that the fund’s investment professionals hold is Exelon, primarily due to its nuclear business. The company has benefited from the Clean Air Act, which was designed to regulate and reduce carbon gases. “Utilities began moving away from coal and toward cleaner sources of energy such as nuclear,” explains Adam. “Exelon has a large nuclear business that it was not being fairly compensated for by the market.”

No matter what the sector — even those that appear to be highly valued — with the right research operation in place there are still plenty of opportunities to be found to invest in quality companies at attractive valuations that can help American Mutual Fund achieve its three objectives: current income, growth of capital and conservation of principal. ■

With a combination of decent yields and valuations, many of these companies can provide stability in a down market. There is a defensive nature to them that doesn’t exist in other high-yielding sectors.

Will Robbins

President and Portfolio Manager

American Mutual Fund	11

Summary investment portfolio October 31, 2014

Industry sector diversification	Percent of net assets

Common stocks 93.08%	Shares	Value (000)
Energy 6.64%
Royal Dutch Shell PLC, Class A (ADR)	4,635,907	$332,812
Chevron Corp.	5,391,211	646,676
ConocoPhillips	3,274,900	236,284
Spectra Energy Corp	5,957,500	233,117
Other securities		880,928
		2,329,817

Materials 4.68%
Praxair, Inc.	3,323,824	418,769
Dow Chemical Co.	9,316,690	460,244
Other securities		764,485
		1,643,498

Industrials 15.74%
Cummins Inc.	1,998,700	292,170
CSX Corp.	10,454,193	372,483
General Dynamics Corp.	3,808,000	532,206
Norfolk Southern Corp.	2,575,400	284,942
Union Pacific Corp.	3,562,200	414,818
United Parcel Service, Inc., Class B	4,596,300	482,198
United Technologies Corp.	2,823,174	302,080
General Electric Co.	13,860,000	357,727
Lockheed Martin Corp.	2,388,660	455,207
Waste Management, Inc.	10,202,900	498,820
3M Co.	1,515,000	232,962
Other securities		1,300,709
		5,526,322

Consumer discretionary 10.16%
Comcast Corp., Class A	6,919,900	383,016
Comcast Corp., Class A, special nonvoting shares	2,090,000	115,243
Johnson Controls, Inc.	7,899,380	373,246
Time Warner Inc.	3,272,103	260,034
Williams-Sonoma, Inc.	3,663,000	238,205
Home Depot, Inc.	8,193,552	799,035
Darden Restaurants, Inc.	5,597,097	289,818
Carnival Corp., units	6,244,100	250,701
Newell Rubbermaid Inc.	6,605,200	220,151
Other securities		637,500
		3,566,949

12	American Mutual Fund

	Shares	Value (000)
Consumer staples 6.75%
Coca-Cola Co.	7,863,400	$329,319
Kraft Foods Group, Inc.	4,849,766	273,284
Mondelez International, Inc.	11,278,300	397,673
Procter & Gamble Co.	6,406,400	559,087
Other securities		810,506
		2,369,869

Health care 15.54%
AbbVie Inc.	20,442,000	1,297,249
Amgen Inc.	8,475,748	1,374,597
Johnson & Johnson	2,745,000	295,856
Merck & Co., Inc.	8,532,085	494,349
Novartis AG (ADR)	3,014,000	279,368
Bristol-Myers Squibb Co.	7,230,000	420,714
Other securities		1,291,857
		5,453,990

Financials 9.11%
JPMorgan Chase & Co.	4,048,700	244,865
Principal Financial Group, Inc.	7,567,000	396,284
Marsh & McLennan Companies, Inc.	4,296,394	233,595
Other securities		2,324,511
		3,199,255

Information technology 10.61%
Apple Inc.	7,160,000	773,280
Automatic Data Processing, Inc.	3,356,300	274,478
Microsoft Corp.	12,510,607	587,373
Oracle Corp.	8,921,900	348,400
Texas Instruments Inc.	18,976,322	942,364
Other securities		799,557
		3,725,452

Telecommunication services 4.40%
Verizon Communications Inc.	26,051,397	1,309,083
Other securities		235,045
		1,544,128

Utilities 8.01%
Exelon Corp.	13,522,720	494,796
FirstEnergy Corp.	7,373,000	275,308
PG&E Corp.	10,590,000	532,889
Duke Energy Corp.	3,349,847	275,190
Sempra Energy	2,920,000	321,200
Other securities		913,544
		2,812,927

Miscellaneous 1.44%
Other common stocks in initial period of acquisition		503,685

Total common stocks (cost: $21,716,297,000)		32,675,892

Preferred securities 0.03%
Financials 0.03%
Other securities		11,343

Total preferred securities (cost: $10,004,000)		11,343

Convertible stocks 0.18%
Utilities 0.18%
Exelon Corp., convertible preferred, units	1,200,000	63,216

Total convertible stocks (cost: $61,102,000)		63,216

American Mutual Fund	13

Bonds, notes & other debt instruments 1.39%	Principal amount (000)	Value (000)
Corporate bonds & notes 1.08%
Financials 1.00%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[1]	$123,654	$134,628
Other securities		217,977
		352,605

Other 0.08%
Other securities		26,688

Total corporate bonds & notes		379,293

U.S. Treasury bonds & notes 0.29%
Other securities		100,418

Mortgage-backed obligations 0.02%
Federal agency mortgage-backed obligations 0.02%
Fannie Mae 4.00%—4.50% 2024[2]	7,193	7,715

Total bonds, notes & other debt instruments (cost: $439,397,000)		487,426

Short-term securities 5.16%
Apple Inc. 0.11%—0.13% due 11/12/2014—1/7/2015[3]	87,800	87,783
Chariot Funding, LLC 0.27% due 2/2/2015[3]	500	500
Chevron Corp. 0.10%—0.12% due 12/4/2014—1/23/2015[3]	75,000	74,986
Coca-Cola Co. 0.15%—0.20% due 1/8/2015—4/17/2015[3]	143,500	143,451
Fannie Mae 0.07%—0.14% due 11/4/2014—6/1/2015	472,835	472,706
General Electric Capital Corp. 0.17% due 12/19/2014	30,000	29,998
General Electric Co. 0.06% due 11/3/2014	46,600	46,600
Procter & Gamble Co. 0.08%—0.12% due 12/9/2014—1/23/2015[3]	146,400	146,389
Other securities		810,408

Total short-term securities (cost: $1,812,679,000)		1,812,821
Total investment securities 99.84% (cost: $24,039,479,000)		35,050,698
Other assets less liabilities 0.16%		55,758

Net assets 100.00%		$35,106,456

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Coupon rate may change periodically.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $719,571,000, which represented 2.05% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

14	American Mutual Fund

Financial statements

Statement of assets and liabilities at October 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $24,039,479)		$35,050,698
Cash		2,703
Receivables for:
Sales of investments	$12,011
Sales of fund’s shares	29,862
Dividends and interest	62,809	104,682
		35,158,083
Liabilities:
Payables for:
Purchases of investments	1,458
Repurchases of fund’s shares	28,274
Investment advisory services	6,916
Services provided by related parties	12,030
Trustees’ deferred compensation	2,872
Other	77	51,627
Net assets at October 31, 2014		$35,106,456

Net assets consist of:
Capital paid in on shares of beneficial interest		$22,786,201
Undistributed net investment income		70,247
Undistributed net realized gain		1,238,789
Net unrealized appreciation		11,011,219
Net assets at October 31, 2014		$35,106,456

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (928,447 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$22,280,000	588,716		$37.85
Class B	104,692	2,787		37.57
Class C	1,169,773	31,283		37.39
Class F-1	1,309,262	34,718		37.71
Class F-2	2,121,136	56,052		37.84
Class 529-A	698,454	18,491		37.77
Class 529-B	10,981	291		37.68
Class 529-C	178,526	4,750		37.58
Class 529-E	36,103	959		37.64
Class 529-F-1	54,092	1,430		37.82
Class R-1	71,952	1,918		37.51
Class R-2	253,487	6,763		37.48
Class R-2E	10	—	*	37.83
Class R-3	715,678	19,036		37.60
Class R-4	823,674	21,826		37.74
Class R-5	346,321	9,150		37.85
Class R-6	4,932,315	130,277		37.86

*	Amount less than one thousand.

See Notes to Financial Statements

American Mutual Fund	15

Statement of operations for the year ended October 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,889)	$822,367
Interest	32,644	$855,011
Fees and expenses*:
Investment advisory services	79,843
Distribution services	75,947
Transfer agent services	27,863
Administrative services	7,946
Reports to shareholders	1,064
Registration statement and prospectus	1,031
Trustees’ compensation	708
Auditing and legal	145
Custodian	225
State and local taxes	1
Other	996
Total fees and expenses before waiver	195,769
Less investment advisory services waiver	1
Total fees and expenses after waiver		195,768
Net investment income		659,243

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	1,264,112
Currency transactions	(212)	1,263,900
Net unrealized appreciation on investments		2,676,001
Net realized gain and unrealized appreciation on investments and currency		3,939,901
Net increase in net assets resulting from operations		$4,599,144

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2014	2013
Operations:
Net investment income	$659,243	$593,806
Net realized gain on investments and currency transactions	1,263,900	803,802
Net unrealized appreciation on investments and currency translations	2,676,001	4,327,852

Net increase in net assets resulting from operations	4,599,144	5,752,460

Dividends and distributions paid to shareholders:
Dividends from net investment income	(648,004)	(594,864)
Distributions from net realized gain on investments	(635,402)	—
Total dividends and distributions paid to shareholders	(1,283,406)	(594,864)

Net capital share transactions	1,133,149	2,832,912

Total increase in net assets	4,448,887	7,963,508

Net assets:
Beginning of year	30,657,569	22,694,061
End of year (including undistributed net investment income: $70,247 and $59,277, respectively)	$35,106,456	$30,657,569

See Notes to Financial Statements

16	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Mutual Fund	17

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

18	American Mutual Fund

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$2,329,817	$—	$—	$2,329,817
Materials	1,643,498	—	—	1,643,498
Industrials	5,526,322	—	—	5,526,322
Consumer discretionary	3,566,949	—	—	3,566,949
Consumer staples	2,369,869	—	—	2,369,869
Health care	5,453,990	—	—	5,453,990
Financials	3,199,255	—	—	3,199,255
Information technology	3,725,452	—	—	3,725,452
Telecommunication services	1,544,128	—	—	1,544,128
Utilities	2,812,927	—	—	2,812,927
Miscellaneous	503,685	—	—	503,685
Preferred securities	11,343	—	—	11,343
Convertible stocks	63,216	—	—	63,216
Bonds, notes & other debt instruments	—	487,426	—	487,426
Short-term securities	—	1,812,821	—	1,812,821
Total	$32,750,451	$2,300,247	$—	$35,050,698

American Mutual Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

20	American Mutual Fund

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2014, the fund reclassified $212,000 and $57,000 from undistributed net investment income to undistributed net realized gain and capital paid in on shares of beneficial interest, respectively, and $84,630,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$74,393
Undistributed long-term capital gains	1,193,708
Gross unrealized appreciation on investment securities	11,316,698
Gross unrealized depreciation on investment securities	(263,082)
Net unrealized appreciation on investment securities	11,053,616
Cost of investment securities	23,997,082

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2014					Year ended October 31, 2013
				Total				Total
			Long-term	dividends and			Long-term	dividends and
	Ordinary		capital	distributions		Ordinary	capital	distributions
Share class	income		gains	paid		income	gains	paid
Class A	$415,542		$407,842	$823,384		$392,941	$—	$392,941
Class B	1,505		3,006	4,511		2,540	—	2,540
Class C	13,490		22,339	35,829		14,036	—	14,036
Class F-1	27,176		29,230	56,406		26,052	—	26,052
Class F-2	35,431		28,597	64,028		30,086	—	30,086
Class 529-A	12,338		12,676	25,014		11,614	—	11,614
Class 529-B	136		301	437		231	—	231
Class 529-C	1,894		3,299	5,193		1,989	—	1,989
Class 529-E	559		671	1,230		550	—	550
Class 529-F-1	1,031		954	1,985		909	—	909
Class R-1	817		1,414	2,231		892	—	892
Class R-2	2,900		4,861	7,761		3,236	—	3,236
Class R-2E*	—	†	—	—	†
Class R-3	11,186		13,544	24,730		11,263	—	11,263
Class R-4	15,060		15,209	30,269		13,447	—	13,447
Class R-5	8,037		7,665	15,702		9,364	—	9,364
Class R-6	100,902		83,794	184,696		75,714	—	75,714
Total	$648,004		$635,402	$1,283,406		$594,864	$—	$594,864

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.
American Mutual Fund	21

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.225% on such assets in excess of $21 billion. CRMC is currently waiving a portion of its investment advisory services fees. For the year ended October 31, 2014, total investment advisory services fees waived by CRMC were $1,000. As a result, the fee shown on the accompanying financial statements of $79,843,000 was reduced to $79,842,000, both of which were equivalent to an annualized rate of 0.244% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

22	American Mutual Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period November 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$48,735	$19,457	$2,089	Not applicable
Class B	1,264	126	Not applicable	Not applicable
Class C	11,165	1,055	559	Not applicable
Class F-1	3,534	1,637	710	Not applicable
Class F-2	Not applicable	1,874	817	Not applicable
Class 529-A	1,435	492	326	$603
Class 529-B	128	12	6	12
Class 529-C	1,667	137	84	155
Class 529-E	169	15	17	31
Class 529-F-1	—	37	25	46
Class R-1	690	83	35	Not applicable
Class R-2	1,803	878	121	Not applicable
Class R-2E*	—	— †	— †	Not applicable
Class R-3	3,405	1,041	341	Not applicable
Class R-4	1,952	811	391	Not applicable
Class R-5	Not applicable	196	184	Not applicable
Class R-6	Not applicable	12	2,241	Not applicable
Total class-specific expenses	$75,947	$27,863	$7,946	$847

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $708,000 in the fund’s statement of operations includes $398,000 in current fees (either paid in cash or deferred) and a net increase of $310,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

American Mutual Fund	23

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net increase
	Sales[1]			dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$1,861,518	52,627		$800,052	22,915	$(2,215,700)	(62,413)	$445,870	13,129
Class B	4,185	120		4,478	130	(69,317)	(1,978)	(60,654)	(1,728)
Class C	195,090	5,582		35,309	1,028	(248,782)	(7,102)	(18,383)	(492)
Class F-1	347,939	9,883		55,421	1,596	(633,894)	(17,660)	(230,534)	(6,181)
Class F-2	827,096	22,976		61,860	1,765	(286,731)	(8,071)	602,225	16,670
Class 529-A	77,373	2,193		25,002	718	(80,612)	(2,272)	21,763	639
Class 529-B	457	13		436	13	(6,869)	(196)	(5,976)	(170)
Class 529-C	21,892	622		5,192	150	(24,016)	(680)	3,068	92
Class 529-E	4,250	121		1,228	35	(5,162)	(147)	316	9
Class 529-F-1	11,162	316		1,960	56	(9,569)	(273)	3,553	99
Class R-1	17,809	505		2,223	65	(22,466)	(639)	(2,434)	(69)
Class R-2	54,005	1,537		7,755	225	(67,687)	(1,926)	(5,927)	(164)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	148,467	4,218		24,703	714	(176,371)	(4,996)	(3,201)	(64)
Class R-4	144,559	4,091		30,201	868	(162,318)	(4,558)	12,442	401
Class R-5	73,967	2,079		15,701	450	(193,956)	(5,486)	(104,288)	(2,957)
Class R-6	910,850	25,691		183,930	5,257	(619,481)	(17,189)	475,299	13,759
Total net increase (decrease)	$4,700,629	132,574		$1,255,451	35,985	$(4,822,931)	(135,586)	$1,133,149	32,973

Year ended October 31, 2013

Class A	$2,419,804	77,415		$378,269	12,246	$(2,114,231)	(68,599)	$683,842	21,062
Class B	9,697	314		2,521	83	(87,603)	(2,866)	(75,385)	(2,469)
Class C	230,803	7,435		13,753	451	(203,258)	(6,619)	41,298	1,267
Class F-1	444,684	14,342		25,320	821	(301,307)	(9,749)	168,697	5,414
Class F-2	502,255	16,443		28,299	920	(625,453)	(20,341)	(94,899)	(2,978)
Class 529-A	92,459	2,993		11,611	377	(69,923)	(2,268)	34,147	1,102
Class 529-B	754	24		231	8	(7,938)	(260)	(6,953)	(228)
Class 529-C	24,802	807		1,989	65	(21,946)	(712)	4,845	160
Class 529-E	5,104	166		550	18	(4,305)	(141)	1,349	43
Class 529-F-1	11,230	364		909	30	(5,807)	(191)	6,332	203
Class R-1	17,446	562		889	29	(20,138)	(661)	(1,803)	(70)
Class R-2	63,877	2,079		3,230	106	(68,568)	(2,229)	(1,461)	(44)
Class R-3	172,669	5,630		11,234	366	(163,563)	(5,338)	20,340	658
Class R-4	262,750	8,515		13,437	435	(149,223)	(4,806)	126,964	4,144
Class R-5	119,918	3,931		9,364	303	(97,182)	(3,127)	32,100	1,107
Class R-6	2,014,074	66,359		75,328	2,412	(195,903)	(6,192)	1,893,499	62,579
Total net increase (decrease)	$6,392,326	207,379		$576,934	18,670	$(4,136,348)	(134,099)	$2,832,912	91,950

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,834,333,000 and $4,955,406,000, respectively, during the year ended October 31, 2014.

24	American Mutual Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 10/31/2014	$34.27	$.72	$4.28	$5.00	$(.71)	$(.71)	$(1.42)	$37.85	14.99%	$22,280	.59%	2.02%
Year ended 10/31/2013	28.27	.70	6.00	6.70	(.70)	—	(.70)	34.27	24.01	19,724	.61	2.25
Year ended 10/31/2012	25.41	.66	2.87	3.53	(.67)	—	(.67)	28.27	14.02	15,677	.63	2.44
Year ended 10/31/2011	24.38	.66	1.00	1.66	(.63)	—	(.63)	25.41	6.85	13,549	.62	2.57
Year ended 10/31/2010	21.57	.62	2.86	3.48	(.67)	—	(.67)	24.38	16.31	13,051	.63	2.69
Class B:
Year ended 10/31/2014	34.01	.45	4.24	4.69	(.42)	(.71)	(1.13)	37.57	14.13	105	1.35	1.28
Year ended 10/31/2013	28.05	.47	5.94	6.41	(.45)	—	(.45)	34.01	23.06	154	1.38	1.52
Year ended 10/31/2012	25.21	.46	2.83	3.29	(.45)	—	(.45)	28.05	13.16	196	1.39	1.71
Year ended 10/31/2011	24.19	.46	.99	1.45	(.43)	—	(.43)	25.21	6.01	275	1.39	1.81
Year ended 10/31/2010	21.41	.44	2.83	3.27	(.49)	—	(.49)	24.19	15.40	369	1.40	1.93
Class C:
Year ended 10/31/2014	33.88	.43	4.22	4.65	(.43)	(.71)	(1.14)	37.39	14.03	1,170	1.40	1.22
Year ended 10/31/2013	27.96	.44	5.94	6.38	(.46)	—	(.46)	33.88	23.01	1,076	1.42	1.44
Year ended 10/31/2012	25.14	.44	2.84	3.28	(.46)	—	(.46)	27.96	13.13	853	1.43	1.63
Year ended 10/31/2011	24.13	.44	1.00	1.44	(.43)	—	(.43)	25.14	5.97	737	1.43	1.75
Year ended 10/31/2010	21.36	.43	2.82	3.25	(.48)	—	(.48)	24.13	15.34	691	1.46	1.86
Class F-1:
Year ended 10/31/2014	34.15	.69	4.26	4.95	(.68)	(.71)	(1.39)	37.71	14.88	1,309	.67	1.95
Year ended 10/31/2013	28.18	.68	5.98	6.66	(.69)	—	(.69)	34.15	23.91	1,397	.68	2.18
Year ended 10/31/2012	25.33	.65	2.86	3.51	(.66)	—	(.66)	28.18	14.00	1,000	.67	2.39
Year ended 10/31/2011	24.31	.64	1.00	1.64	(.62)	—	(.62)	25.33	6.79	744	.66	2.52
Year ended 10/31/2010	21.51	.61	2.85	3.46	(.66)	—	(.66)	24.31	16.28	569	.67	2.63
Class F-2:
Year ended 10/31/2014	34.27	.78	4.27	5.05	(.77)	(.71)	(1.48)	37.84	15.15	2,121	.42	2.18
Year ended 10/31/2013	28.27	.76	6.00	6.76	(.76)	—	(.76)	34.27	24.22	1,349	.43	2.46
Year ended 10/31/2012	25.41	.70	2.88	3.58	(.72)	—	(.72)	28.27	14.26	1,197	.43	2.59
Year ended 10/31/2011	24.38	.70	1.01	1.71	(.68)	—	(.68)	25.41	7.07	542	.42	2.75
Year ended 10/31/2010	21.57	.65	2.88	3.53	(.72)	—	(.72)	24.38	16.57	340	.41	2.81
Class 529-A:
Year ended 10/31/2014	34.21	.68	4.26	4.94	(.67)	(.71)	(1.38)	37.77	14.83	698	.69	1.92
Year ended 10/31/2013	28.22	.67	5.99	6.66	(.67)	—	(.67)	34.21	23.90	611	.71	2.15
Year ended 10/31/2012	25.37	.63	2.86	3.49	(.64)	—	(.64)	28.22	13.91	473	.72	2.34
Year ended 10/31/2011	24.34	.63	1.01	1.64	(.61)	—	(.61)	25.37	6.77	373	.70	2.48
Year ended 10/31/2010	21.54	.60	2.85	3.45	(.65)	—	(.65)	24.34	16.20	303	.71	2.59
Class 529-B:
Year ended 10/31/2014	34.10	.41	4.26	4.67	(.38)	(.71)	(1.09)	37.68	13.99	11	1.48	1.15
Year ended 10/31/2013	28.13	.43	5.96	6.39	(.42)	—	(.42)	34.10	22.88	16	1.50	1.40
Year ended 10/31/2012	25.28	.42	2.85	3.27	(.42)	—	(.42)	28.13	13.05	19	1.52	1.58
Year ended 10/31/2011	24.25	.43	1.00	1.43	(.40)	—	(.40)	25.28	5.87	25	1.50	1.70
Year ended 10/31/2010	21.46	.42	2.84	3.26	(.47)	—	(.47)	24.25	15.29	33	1.51	1.82

See page 27 for footnotes.

American Mutual Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 10/31/2014	$34.04	$.40	$4.25	$4.65	$(.40)	$(.71)	$(1.11)	$37.58	13.97%	$179		1.47%		1.14%
Year ended 10/31/2013	28.09	.42	5.96	6.38	(.43)	—	(.43)	34.04	22.92	159		1.50		1.37
Year ended 10/31/2012	25.26	.42	2.84	3.26	(.43)	—	(.43)	28.09	13.01	126		1.51		1.55
Year ended 10/31/2011	24.24	.43	1.00	1.43	(.41)	—	(.41)	25.26	5.92	102		1.50		1.68
Year ended 10/31/2010	21.46	.41	2.84	3.25	(.47)	—	(.47)	24.24	15.27	85		1.50		1.80
Class 529-E:
Year ended 10/31/2014	34.09	.59	4.26	4.85	(.59)	(.71)	(1.30)	37.64	14.58	36.94				1.67
Year ended 10/31/2013	28.13	.59	5.97	6.56	(.60)	—	(.60)	34.09	23.56	32.96				1.90
Year ended 10/31/2012	25.29	.56	2.85	3.41	(.57)	—	(.57)	28.13	13.62	26.98				2.08
Year ended 10/31/2011	24.27	.56	1.00	1.56	(.54)	—	(.54)	25.29	6.45	20.98				2.20
Year ended 10/31/2010	21.48	.53	2.85	3.38	(.59)	—	(.59)	24.27	15.87	16		1.00		2.30
Class 529-F-1:
Year ended 10/31/2014	34.25	.76	4.27	5.03	(.75)	(.71)	(1.46)	37.82	15.10	54.47				2.14
Year ended 10/31/2013	28.26	.74	5.99	6.73	(.74)	—	(.74)	34.25	24.14	46.49				2.36
Year ended 10/31/2012	25.39	.69	2.88	3.57	(.70)	—	(.70)	28.26	14.21	32.51				2.54
Year ended 10/31/2011	24.37	.68	1.01	1.69	(.67)	—	(.67)	25.39	6.96	22.49				2.67
Year ended 10/31/2010	21.56	.65	2.86	3.51	(.70)	—	(.70)	24.37	16.47	13.50				2.79
Class R-1:
Year ended 10/31/2014	33.98	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.51	14.02	72		1.42		1.19
Year ended 10/31/2013	28.04	.44	5.95	6.39	(.45)	—	(.45)	33.98	22.98	68		1.44		1.43
Year ended 10/31/2012	25.22	.43	2.86	3.29	(.47)	—	(.47)	28.04	13.12	58		1.43		1.61
Year ended 10/31/2011	24.21	.44	1.00	1.44	(.43)	—	(.43)	25.22	5.96	35		1.43		1.75
Year ended 10/31/2010	21.43	.42	2.85	3.27	(.49)	—	(.49)	24.21	15.38	29		1.45		1.84
Class R-2:
Year ended 10/31/2014	33.95	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.48	14.05	253		1.41		1.20
Year ended 10/31/2013	28.02	.45	5.94	6.39	(.46)	—	(.46)	33.95	23.02	235		1.40		1.47
Year ended 10/31/2012	25.19	.44	2.84	3.28	(.45)	—	(.45)	28.02	13.13	195		1.43		1.63
Year ended 10/31/2011	24.18	.44	.99	1.43	(.42)	—	(.42)	25.19	5.94	167		1.45		1.73
Year ended 10/31/2010	21.40	.42	2.83	3.25	(.47)	—	(.47)	24.18	15.32	153		1.48		1.83
Class R-2E:
Period from 8/29/2014 to 10/31/2014[3,4]	37.19	.12	.73	.85	(.21)	—	(.21)	37.83	2.28	—	[5]	.08	[6]	.32	[6]
Class R-3:
Year ended 10/31/2014	34.05	.58	4.26	4.84	(.58)	(.71)	(1.29)	37.60	14.58	716.96				1.66
Year ended 10/31/2013	28.10	.59	5.96	6.55	(.60)	—	(.60)	34.05	23.55	650.96				1.90
Year ended 10/31/2012	25.26	.56	2.86	3.42	(.58)	—	(.58)	28.10	13.64	518.97				2.09
Year ended 10/31/2011	24.25	.56	1.00	1.56	(.55)	—	(.55)	25.26	6.43	410.97				2.21
Year ended 10/31/2010	21.46	.53	2.85	3.38	(.59)	—	(.59)	24.25	15.90	307.99				2.29

26	American Mutual Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 10/31/2014	$34.18	$.69	$4.27	$4.96	$(.69)	$(.71)	$(1.40)	$37.74		14.89%		$824.66%	1.96%
Year ended 10/31/2013	28.20	.68	5.99	6.67	(.69)	—	(.69)	34.18		23.95		732.66	2.18
Year ended 10/31/2012	25.35	.64	2.87	3.51	(.66)	—	(.66)	28.20		13.98		487.66	2.37
Year ended 10/31/2011	24.32	.64	1.01	1.65	(.62)	—	(.62)	25.35		6.81		272.67	2.50
Year ended 10/31/2010	21.53	.60	2.85	3.45	(.66)	—	(.66)	24.32		16.21		189.68	2.58
Class R-5:
Year ended 10/31/2014	34.27	.80	4.28	5.08	(.79)	(.71)	(1.50)	37.85		15.24		346.36	2.26
Year ended 10/31/2013	28.27	.78	6.00	6.78	(.78)	—	(.78)	34.27		24.32		415.36	2.50
Year ended 10/31/2012	25.41	.73	2.87	3.60	(.74)	—	(.74)	28.27		14.31		311.37	2.69
Year ended 10/31/2011	24.38	.72	1.00	1.72	(.69)	—	(.69)	25.41		7.11		255.37	2.81
Year ended 10/31/2010	21.57	.67	2.87	3.54	(.73)	—	(.73)	24.38		16.59		195.38	2.90
Class R-6:
Year ended 10/31/2014	34.28	.82	4.28	5.10	(.81)	(.71)	(1.52)	37.86		15.31		4,932.30	2.31
Year ended 10/31/2013	28.28	.79	6.01	6.80	(.80)	—	(.80)	34.28		24.38		3,994.31	2.50
Year ended 10/31/2012	25.41	.74	2.88	3.62	(.75)	—	(.75)	28.28		14.40		1,526.32	2.73
Year ended 10/31/2011	24.39	.73	1.00	1.73	(.71)	—	(.71)	25.41		7.12		1,038.32	2.86
Year ended 10/31/2010	21.58	.68	2.87	3.55	(.74)	—	(.74)	24.39		16.64		784.33	2.92

	Year ended October 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	16%	18%	22%	23%	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Amount less than $1 million.
[6]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

See Notes to Financial Statements

American Mutual Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

December 8, 2014

28	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2014, through October 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	29

	Beginning account value 5/1/2014	Ending account value 10/31/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,074.83	$3.03	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	1,070.82	6.99	1.34
Class B - assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C - actual return	1,000.00	1,070.33	7.25	1.39
Class C - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class F-1 - actual return	1,000.00	1,074.28	3.45	.66
Class F-1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 - actual return	1,000.00	1,075.49	2.14	.41
Class F-2 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A - actual return	1,000.00	1,074.14	3.56	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	1,069.96	7.67	1.47
Class 529-B - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C - actual return	1,000.00	1,069.90	7.62	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E - actual return	1,000.00	1,072.55	4.86	.93
Class 529-E - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F-1 - actual return	1,000.00	1,075.22	2.41	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	1,070.24	7.41	1.42
Class R-1 - assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 - actual return	1,000.00	1,070.39	7.31	1.40
Class R-2 - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E - actual return†	1,000.00	1,022.85	.89	.51
Class R-2E - assumed 5% return†	1,000.00	1,022.63	2.60	.51
Class R-3 - actual return	1,000.00	1,072.80	4.96	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	1,074.38	3.45	.66
Class R-4 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 - actual return	1,000.00	1,075.73	1.83	.35
Class R-5 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 - actual return	1,000.00	1,076.28	1.57	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

30	American Mutual Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2014:

Long-term capital gains	$688,236,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$595,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

American Mutual Fund	31

Board of trustees and other officers

“Independent” trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	1993	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	70	Mercury General Corp.
Leonard R. Fuller, 1946	2010	President and CEO, Fuller Consulting (financial management consulting firm)	70	None
William D. Jones, 1955	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 1941	2010	Retired	4	None
William H. Kling, 1942	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, M.D., Ph.D., 1949	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

“Interested” trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joyce E. Gordon, 1956 Vice Chairman of the Board	1996–2001 2005	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
William L. Robbins, 1968 President	2004	Director, The Capital Group Companies, Inc.;[6] Partner — Capital International Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 33 for footnotes.

32	American Mutual Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James Terrile, 1965 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Christopher D. Buchbinder, 1971 Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 1974 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” trustee refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term “interested” trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Mutual Fund	33

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

34	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2014, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$83,000
2014	$99,000

b) Audit-Related Fees:
2013	$9,000
2014	$7,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$7,000
2014	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,046,000
2014	$1,028,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$36,000
2014	$33,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,472,000 for fiscal year 2013 and $1,432,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®
Investment portfolio
October 31, 2014
Common stocks 93.08% Energy 6.64%	Shares	Value (000)
BP PLC (ADR)	3,294,180	$143,165
Chevron Corp.	5,391,211	646,676
ConocoPhillips	3,274,900	236,284
Diamond Offshore Drilling, Inc.	728,941	27,488
Enbridge Inc.	3,353,300	158,812
Ensco PLC, Class A	2,772,800	112,548
EOG Resources, Inc.	1,278,500	121,521
Exxon Mobil Corp.	1,450,000	140,230
Halliburton Co.	317,000	17,479
Noble Energy, Inc.	357,000	20,574
Royal Dutch Shell PLC, Class A (ADR)	4,635,907	332,812
Schlumberger Ltd.	1,410,000	139,111
Spectra Energy Corp	5,957,500	233,117
		2,329,817
Materials 4.68%
Barrick Gold Corp.	1,200,000	14,244
CRH PLC (ADR)	1,089,059	24,406
Dow Chemical Co.	9,316,690	460,244
E.I. du Pont de Nemours and Co.	690,000	47,713
Freeport-McMoRan Inc.	1,157,700	32,994
International Flavors & Fragrances Inc.	1,348,893	133,743
MeadWestvaco Corp.	2,360,890	104,281
Monsanto Co.	1,270,000	146,101
Mosaic Co.	3,060,500	135,611
Nucor Corp.	1,099,600	59,444
Potash Corp. of Saskatchewan Inc.	1,930,000	65,948
Praxair, Inc.	3,323,824	418,769
		1,643,498
Industrials 15.74%
3M Co.	1,515,000	232,962
Boeing Co.	1,227,100	153,277
Caterpillar Inc.	1,230,000	124,734
CSX Corp.	10,454,193	372,483
Cummins Inc.	1,998,700	292,170
Dover Corp.	106,737	8,479
Eaton Corp. PLC	1,265,000	86,513
Emerson Electric Co.	2,311,850	148,097
General Dynamics Corp.	3,808,000	532,206
General Electric Co.	13,860,000	357,727
Illinois Tool Works Inc.	850,000	77,393
Lockheed Martin Corp.	2,388,660	455,207
Norfolk Southern Corp.	2,575,400	284,942
PACCAR Inc	500,000	32,660
Pitney Bowes Inc.	2,000,000	49,480
Precision Castparts Corp.	399,000	88,059
American Mutual Fund — Page 1 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Republic Services, Inc.	2,836,300	$108,914
Rockwell Automation	1,693,800	190,298
Siemens AG	134,000	15,098
Siemens AG (ADR)	1,052,000	118,602
Snap-on Inc.	750,000	99,105
Union Pacific Corp.	3,562,200	414,818
United Parcel Service, Inc., Class B	4,596,300	482,198
United Technologies Corp.	2,823,174	302,080
Waste Management, Inc.	10,202,900	498,820
		5,526,322
Consumer discretionary 10.16%
Carnival Corp., units	6,244,100	250,701
Coach, Inc.	1,036,722	35,642
Comcast Corp., Class A	6,919,900	383,016
Comcast Corp., Class A, special nonvoting shares	2,090,000	115,243
Darden Restaurants, Inc.	5,597,097	289,818
Hasbro, Inc.	1,948,788	112,114
Home Depot, Inc.	8,193,552	799,035
Honda Motor Co., Ltd. (ADR)	1,047,800	33,655
Johnson Controls, Inc.	7,899,380	373,246
Mattel, Inc.	2,771,947	86,124
McDonald’s Corp.	321,100	30,097
Newell Rubbermaid Inc.	6,605,200	220,151
Ross Stores, Inc.	476,000	38,423
Scripps Networks Interactive, Inc., Class A	265,000	20,469
Starbucks Corp.	603,000	45,563
Tiffany & Co.	369,265	35,494
Time Inc.	218,533	4,937
Time Warner Cable Inc.	775,200	114,117
Time Warner Inc.	3,272,103	260,034
Viacom Inc., Class B	580,000	42,154
Whirlpool Corp.	225,000	38,711
Williams-Sonoma, Inc.	3,663,000	238,205
		3,566,949
Consumer staples 6.75%
Avon Products, Inc.	6,062,300	63,048
Coca-Cola Co.	7,863,400	329,319
Colgate-Palmolive Co.	1,130,000	75,574
ConAgra Foods, Inc.	1,578,271	54,214
CVS/Caremark Corp.	1,045,000	89,671
General Mills, Inc.	1,500,000	77,940
Kellogg Co.	1,539,423	98,461
Kimberly-Clark Corp.	1,000,000	114,270
Kraft Foods Group, Inc.	4,849,766	273,284
Mead Johnson Nutrition Co.	186,000	18,472
Mondelez International, Inc.	11,278,300	397,673
PepsiCo, Inc.	1,235,769	118,844
Procter & Gamble Co.	6,406,400	559,087
Unilever PLC (ADR)	2,486,000	100,012
		2,369,869
American Mutual Fund — Page 2 of 6

Common stocks Health care 15.54%	Shares	Value (000)
Abbott Laboratories	1,863,000	$81,208
AbbVie Inc.	20,442,000	1,297,249
Aetna Inc.	503,700	41,560
AmerisourceBergen Corp.	356,000	30,406
Amgen Inc.	8,475,748	1,374,597
Bristol-Myers Squibb Co.	7,230,000	420,714
Cardinal Health, Inc.	1,055,000	82,796
Gilead Sciences, Inc.[1]	375,000	42,000
Humana Inc.	138,000	19,161
Johnson & Johnson	2,745,000	295,856
Medtronic, Inc.	2,127,000	144,976
Merck & Co., Inc.	8,532,085	494,349
Novartis AG (ADR)	3,014,000	279,368
Pfizer Inc.	7,163,100	214,535
Quest Diagnostics Inc.	1,880,000	119,305
ResMed Inc.	1,500,000	78,330
St. Jude Medical, Inc.	2,159,000	138,543
Stryker Corp.	2,154,435	188,578
UnitedHealth Group Inc.	1,162,600	110,459
		5,453,990
Financials 9.11%
ACE Ltd.	668,400	73,056
Aon PLC, Class A	1,852,000	159,272
Arthur J. Gallagher & Co.	4,490,548	214,199
Bank of New York Mellon Corp.	3,141,400	121,635
Bank of Nova Scotia	2,310,900	141,658
BB&T Corp.	1,046,000	39,623
CME Group Inc., Class A	1,531,000	128,313
HSBC Holdings PLC (ADR)	1,700,000	86,734
Hudson City Bancorp, Inc.	1,696,000	16,366
Intercontinental Exchange, Inc.	664,918	138,496
JPMorgan Chase & Co.	4,048,700	244,865
Marsh & McLennan Companies, Inc.	4,296,394	233,595
McGraw Hill Financial, Inc.	321,643	29,102
Old Republic International Corp.	7,300,800	107,833
PNC Financial Services Group, Inc.	1,806,400	156,055
Principal Financial Group, Inc.	7,567,000	396,284
Progressive Corp.	2,000,000	52,820
State Street Corp.	1,479,700	111,658
Sun Life Financial Inc.	4,654,800	165,711
Toronto-Dominion Bank	1,989,400	97,998
U.S. Bancorp	3,906,079	166,399
Ventas, Inc.	2,045,000	140,103
Wells Fargo & Co.	3,343,000	177,480
		3,199,255
American Mutual Fund — Page 3 of 6

Common stocks Information technology 10.61%	Shares	Value (000)
Accenture PLC, Class A	414,000	$33,584
Analog Devices, Inc.	1,329,640	65,977
Apple Inc.	7,160,000	773,280
Automatic Data Processing, Inc.	3,356,300	274,478
CDK Global, Inc.[1]	422,900	14,209
Google Inc., Class A1	38,000	21,579
Google Inc., Class C1	38,000	21,245
Hewlett-Packard Co.	1,000,000	35,880
Intel Corp.	2,800,000	95,228
International Business Machines Corp.	474,950	78,082
KLA-Tencor Corp.	1,322,000	104,636
Linear Technology Corp.	1,863,700	79,841
Maxim Integrated Products, Inc.	4,700,000	137,898
Microsoft Corp.	12,510,607	587,373
Oracle Corp.	8,921,900	348,400
Paychex, Inc.	1,000,000	46,940
QUALCOMM Inc.	431,000	33,838
Texas Instruments Inc.	18,976,322	942,364
Xilinx, Inc.	688,400	30,620
		3,725,452
Telecommunication services 4.40%
AT&T Inc.	5,470,000	190,575
BCE Inc.	1,000,000	44,470
Verizon Communications Inc.	26,051,397	1,309,083
		1,544,128
Utilities 8.01%
Ameren Corp.	1,660,000	70,284
American Electric Power Co., Inc.	1,435,000	83,718
Dominion Resources, Inc.	2,860,000	203,918
DTE Energy Co.	750,000	61,620
Duke Energy Corp.	3,349,847	275,190
Edison International	1,420,000	88,864
Exelon Corp.	13,522,720	494,796
FirstEnergy Corp.	7,373,000	275,308
National Grid PLC (ADR)	1,412,599	105,083
PG&E Corp.	10,590,000	532,889
PPL Corp.	2,044,300	71,530
Sempra Energy	2,920,000	321,200
Southern Co.	2,500,000	115,900
Xcel Energy Inc.	3,365,000	112,627
		2,812,927
Miscellaneous 1.44%
Other common stocks in initial period of acquisition		503,685
Total common stocks (cost: $21,716,297,000)		32,675,892
Preferred securities 0.03% Financials 0.03%
U.S. Bancorp, Series F, 6.50% noncumulative depositary shares	387,000	11,343
Total preferred securities (cost: $10,004,000)		11,343
American Mutual Fund — Page 4 of 6

Convertible stocks 0.18% Utilities 0.18%	Shares	Value (000)
Exelon Corp., convertible preferred, units	1,200,000	$63,216
Total convertible stocks (cost: $61,102,000)		63,216
Bonds, notes & other debt instruments 1.39% Corporate bonds & notes 1.08% Energy 0.02%	Principal amount (000)
Enbridge Energy Partners, LP 5.35% 2014	$5,075	5,103
Financials 1.00%
Bank of America Corp., Series K, junior subordinated 8.00% noncumulative (undated)[2]	1,665	1,800
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)[2]	1,665	1,815
Citigroup Inc. 6.125% 2017	1,102	1,240
ERP Operating LP 6.584% 2015	3,500	3,594
ERP Operating LP 5.125% 2016	2,400	2,541
ERP Operating LP 5.375% 2016	6,455	6,949
ERP Operating LP 5.75% 2017	39,855	44,341
ERP Operating LP 7.125% 2017	5,000	5,789
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[2]	123,654	134,628
UDR, Inc., Series A, 5.25% 2015	5,000	5,045
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[2]	131,826	144,863
		352,605
Utilities 0.06%
FPL Group Capital, Inc. 7.875% 2015	20,000	21,585
Total corporate bonds & notes		379,293
U.S. Treasury bonds & notes 0.29% U.S. Treasury 0.29%
U.S. Treasury 1.875% 2017	39,050	40,128
U.S. Treasury 1.00% 2017	60,100	60,290
		100,418
Mortgage-backed obligations 0.02%
Fannie Mae 4.00% 2024[3]	3,640	3,895
Fannie Mae 4.50% 2024[3]	3,553	3,820
		7,715
Total bonds, notes & other debt instruments (cost: $439,397,000)		487,426
Short-term securities 5.16%
3M Co. 0.07% due 11/3/2014[4]	25,000	25,000
Apple Inc. 0.11%—0.13% due 11/12/2014—1/7/2015[4]	87,800	87,783
Army and Air Force Exchange Service 0.13% due 2/23/2015[4]	50,000	49,969
Caterpillar Financial Services Corp. 0.10% due 1/5/2015	21,000	20,996
Chariot Funding, LLC 0.27% due 2/2/2015[4]	500	500
Chevron Corp. 0.10%—0.12% due 12/4/2014—1/23/2015[4]	75,000	74,986
Coca-Cola Co. 0.15%—0.20% due 1/8/2015—4/17/2015[4]	143,500	143,451
E.I. duPont de Nemours and Co. 0.08% due 11/3/2014[4]	42,000	42,000
Estée Lauder Companies Inc. 0.08% due 12/4/2014[4]	12,400	12,398
Fannie Mae 0.07%—0.14% due 11/4/2014—6/1/2015	472,835	472,706
Federal Farm Credit Banks 0.08%—0.14% due 11/21/2014—8/5/2015	117,100	117,044
American Mutual Fund — Page 5 of 6

Short-term securities	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.07%—0.10% due 11/7/2014—4/29/2015	$169,600	$169,572
Freddie Mac 0.07%—0.14% due 11/28/2014—7/23/2015	201,000	200,934
General Electric Capital Corp. 0.17% due 12/19/2014	30,000	29,998
General Electric Co. 0.06% due 11/3/2014	46,600	46,600
John Deere Financial Ltd. 0.09% due 11/20/2014[4]	32,000	31,999
Paccar Financial Corp. 0.08% due 11/4/2014—11/5/2014	35,400	35,400
Parker-Hannifin Corp. 0.09% due 11/17/2014[4]	22,600	22,599
Private Export Funding Corp. 0.18% due 11/12/2014—11/17/2014[4]	54,000	53,998
Procter & Gamble Co. 0.08%—0.12% due 12/9/2014—1/23/2015[4]	146,400	146,389
Wal-Mart Stores, Inc. 0.08% due 12/1/2014[4]	28,500	28,499
Total short-term securities (cost: $1,812,679,000)		1,812,821
Total investment securities 99.84% (cost: $24,039,479,000)		35,050,698
Other assets less liabilities 0.16%		55,758
Net assets 100.00%		35,106,456
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $719,571,000, which represented 2.05% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-003-1214O-S42219	American Mutual Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary schedule of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 8, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 31, 2014